SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  October 15, 2003

HUNTINGTON BANCSHARES INCORPORATED

(Exact Name of Registrant as specified in its charter)

Maryland	0-2525	31-0724920

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)

Huntington Center
41 South High Street
Columbus, Ohio 43287
(614) 480-8300
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
Exhibit 99.1
Exhibit 99.2
Exhibit 99.3

Item 5. Other Events.

On October 15, 2003, Huntington Bancshares Incorporated (“Huntington”) issued a news release announcing its earnings for the third quarter ended September 30, 2003, the restatement of prior period earnings, and the early adoption of Financial Accounting Standards Board Interpretation No. 46, Consolidation of Variable Interest Entities (“FIN 46”), effective July 1, 2003.

The information contained in the news release, which is attached as Exhibit 99.1 to this report, is incorporated herein by reference. Huntington also presented this information during a conference call, which was available via Internet Webcast (www.huntington-ir.com). The presentation transcript and materials are attached as Exhibits 99.2 and 99.3 to this report, and are incorporated herein by reference. Financial information contained on pages 5 and 6 of Huntington’s Quarterly Review, which is attached to Huntington’s news release, related to the gain on the sales of automobile loans in the first and second quarters of 2003 were subsequently revised. In restating the earnings of prior periods to defer loan origination fees and costs for all loans, adjustments to the gains on sales of automobile loans were included in “Other non-interest income,” but should have been included in “Gain on sales of automobile loans.” The previously reported gains of $8.250 million and $11.626 million for the first and second quarters of 2003, respectively, were adjusted to $10.255 million and $13.496 million for the respective periods. The total gains for the nine months ended September 30, 2003 were changed to $23.751 million from $19.876 million. Other non-interest income previously reported for the first and second quarters of 2003 was $22.406 million and $29.574 million and was adjusted to $20.401 million and $27.704 million, respectively. This reclassification had no impact on total non-interest income or net income. Corresponding revisions have been made to the news release, presentation transcript, and presentation materials, which are filed as exhibits to this Current Report on Form 8-K.

The information contained or incorporated by reference in this Current Report on Form 8-K contains forward-looking statements, including certain plans, expectations, goals, and projections, which are subject to numerous assumptions, risks, and uncertainties. A number of factors, including but not limited to those set forth under the heading “Business Risks” included in Item 1 of Huntington’s Annual Report on Form 10-K/A for the year ended December 31, 2002, and other factors described from time to time in Huntington’s other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Current Report on Form 8-K are based on information available at the time of the Report. Huntington assumes no obligation to update any forward-looking statement.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit 99.1 — News release of Huntington Bancshares Incorporated, dated October 15, 2003.

Exhibit 99.2 — Presentation transcript, October 15, 2003.

Exhibit 99.3 — Presentation materials, October 15, 2003.

Item 12. Results of Operations and Financial Condition.

The information included or incorporated by reference under Item 5 of this report is incorporated by reference under this Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date: October 15, 2003	By:	/s/ Michael J. McMennamin

Michael J. McMennamin, Vice Chairman, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	News release of Huntington Bancshares Incorporated, October 15, 2003.

Exhibit 99.2	Presentation transcript, October 15, 2003.

Exhibit 99.3	Presentation materials, October 15, 2003.